UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2018 (February 14, 2018)

MoneyOnMobile, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	000-53997	20-8592825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (214) 758-8600

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Copy to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Ference Kesner LLP
1185 Avenue of the Americas, 37th Fl.New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure

On February 14, 2018, MoneyOnMobile, Inc. (the “Company”) issued a press release announcing that it will be conducting an Earnings Release conference call and webcast on Wednesday, February 21, 2018 at 10:30 a.m. CDT (11:30 a.m. EDT). Participants can register for the online presentation by visiting moneyonmobile.webex.com, or join the call from a phone by dialing +1-844-740-1264 Toll Free within the U.S. and enter access code: 663 307 648.

The press release is attached hereto as Exhibit 99.1. The slide show presentation is available on the Company's website and is attached hereto as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information and exhibits attached hereto in this Section 7.01 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release: Q3 FY18 Earnings Release Announcement
99.2	Slide Show: Q3 FY18 Operational and Unaudited Financial Update

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MONEYONMOBILE, INC.

Date: February 21, 2018	By:	/s/ Scott S. Arey
Scott S. Arey Chief Financial Officer

Exhibits

Exhibit No.	Description
99.1	Press Release: Q3 FY18 Earnings Release Announcement
99.2	Slide Show: Q3 FY18 Operational and Unaudited Financial Update